UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  August 3, 2026

ALZAMEND NEURO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40483	81-1822909
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3480 Peachtree Road NE, Second Floor, Suite 103, Atlanta, GA 30326

(Address of principal executive offices) (Zip Code)

(844) 722-6333

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ALZN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 31, 2026 (the “Execution Date”), Alzamend Neuro, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Agreement”) with Ault Lending, LLC, a California limited liability company (the “Purchaser”), pursuant to which the Company agreed to sell to the Purchaser up to 25,000 shares of the Company’s newly designated Series D convertible preferred stock (the “Series D Convertible Preferred Stock”). The Agreement provides that the Purchaser may purchase up to $25 million in shares of Series D Convertible Preferred Stock (the “Preferred Shares”) in one or more closings (collectively, the “Financing”).

On the Execution Date, the Company sold 7,500 Preferred Shares to the Purchaser, for a total cash purchase price of $7.5 million (the “Initial Tranche Closing”). The Purchaser is an affiliate of the Company.

The material terms of the Agreement and the Preferred Shares are summarized below.

Description of the Agreement

The Agreement provides that the Financing may be conducted through multiple closings. The Purchaser purchased $7.5 million in Preferred Shares at the Initial Tranche Closing, and agreed to purchase an additional $2.5 million in Preferred Shares at the second tranche closing (the “Second Tranche Closing”). In addition, the Purchaser has the right to purchase up to $15 million in Preferred Shares, which excludes the amounts to be purchased in the Initial Tranche Closing and the Second Tranche Closing, in subsequent tranches in accordance with the terms of the Agreement (collectively, the “Tranche Closings”).

Pursuant to the Registration Rights Agreement entered into by and between the Company and the Purchaser, the Company agreed to use its best efforts to file a registration statement (the “Registration Statement”) registering for resale all the shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) issuable upon conversion of the Preferred Shares (the “Conversion Shares”) with the Securities and Exchange Commission (the “Commission”) by the earlier of (i) the 5th calendar day following the date by which the Company shall have filed its Annual Report on Form 10-K for its fiscal year ended April 30, 2026 or (ii) August 15, 2026 (in either case, the “Filing Deadline”). The Company further agreed that if the Registration Statement has not been declared effective by the 60th calendar day following the Filing Deadline (or, in the event of a “full review” by the Commission, the 90th calendar day following the Filing Deadline).

The Company also agreed that if: (i) the Registration Statement is not filed on or prior to its Filing Date, or (ii) a Registration Statement registering for resale all of the Conversion Shares is not declared effective by the Commission by the Effectiveness Date of the Registration Statement (any such failure or breach being referred to as an “Registration Default”), and on any date such a Registration Default has occurred (a “Registration Default Date”), then, in addition to any other rights the Purchaser may have under the Agreement, the Registration Rights Agreement or under applicable law, on each such Registration Default Date and on each monthly anniversary of each such Registration Default Date (if the applicable Registration Default shall not have been cured by such date) until the applicable Registration Default is cured, the Company shall pay to the Purchaser, as partial liquidated damages and not as a penalty, an amount in cash equal to two percent (2%) of the Stated Value of the Preferred Shares held, not to exceed fifteen percent (15%) in the aggregate.

In addition, the Company agreed to use its best efforts to file a preliminary proxy statement no later than 15 days after the Execution Date and thereafter use its reasonable best efforts to file a definitive proxy statement related to a special meeting of the Company’s stockholders within 45 days of the Execution Date for purposes of seeking stockholder approval of the issuance of all the Conversion Shares in excess of the “Nasdaq Limit,” which is 19.99% of the shares of Common Stock issued and outstanding on the Execution Date. The special meeting shall occur no later than seventy-five (75) days after the Execution Date.

The Agreement provides that from the Execution Date through the date that no Preferred Shares are outstanding, the Company shall not enter into any public or private offering of its securities (including securities convertible into shares of Common Stock) with any individual or entity (an “Other Investor”) that has the effect of establishing rights or otherwise benefiting such Other Investor in a manner more favorable to such Other Investor than the rights and benefits established in favor of the Purchaser by the Preferred Shares, unless, in any such case, the (i) the Company shall notify the Purchaser of such additional or more favorable term within three (3) business days of the issuance of the respective security, and (ii) such term, at the Purchaser’s option, shall become applicable to the Purchaser. The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited to, terms addressing redemption features, rights of first refusal, dividends and conversion lookback periods.

For a period of three (3) years from the date the Purchaser no longer holds any Preferred Shares (the “Obligation Period”), the Purchaser shall have a right of first refusal (a “Right of First Refusal”) with respect to any investment proposed to be made by an Other Investor for each and every future public or private equity offering, including a debt instrument convertible into equity of the Company during the Obligation Period (an “Offering”). The Company must notify the Purchaser of any intention to pursue any such Offering, including the material terms thereof, by providing written notice thereof to the Purchaser.

Moreover, during the Obligation Period, if the Purchaser has not elected to exercise its rights described immediately above, the Purchaser shall have a right to participate in any subsequent financing (a “Subsequent Financing”) allowing the Purchaser to purchase such number of securities in the Subsequent Financing to allow the Purchaser to acquire 33.33% of the securities to be sold in the Subsequent Financing.

If, at any time while any Preferred Shares are outstanding, the Company closes a financing in which it sells or grants any option to purchase or sells or grants any right to reprice outstanding securities, or otherwise dispose of or issues any Common Stock or any security convertible or exercisable for Common Stock, entitling any person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price (as defined below) (such lower price, the “Base Conversion Price”), then the Conversion Price shall be reduced to equal the Base Conversion Price. Notwithstanding the foregoing, no adjustment will be made in respect of an Exempt Issuance (as defined in the Agreement). However, in no event shall the Base Conversion Price be adjusted to a price lower than the Floor Price (as defined below).

The Agreement provides for an origination fee payable by the Company to the Purchaser in the amount of two percent (2%) of the purchase price at each Tranche Closing, which the Purchaser may withhold from the purchase price at each such Tranche Closing.

In the event that the average closing price of the Common Stock during the prior three trading days preceding a closing date shall not be equal to or greater than the Floor Price (as defined below), then the applicable closing shall be delayed until such time as the price meets the required threshold.

The Purchaser may not vote or dispose of any Conversion Shares (as defined below) to the extent that the number of such issued Conversion Shares would result in an aggregate number of shares of Common Stock exceeding 19.99% of the total shares of Common Stock issued and outstanding as of the Execution Date, in accordance with the rules and regulations of the Nasdaq Stock Market LLC (“Nasdaq”), unless the Company first obtains stockholder approval (the “Stockholder Approval”). Pursuant to the Agreement and as required by Nasdaq, the Company agreed to file a proxy statement to obtain the Stockholder Approval.

The Agreement contains customary representations, warranties, covenants conditions and indemnification obligations of the parties. The representations, warranties, covenants conditions and indemnification obligations contained in the Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Agreement and are subject to limitations agreed upon by the contracting parties. Accordingly, the Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Agreement and not to provide investors with any other factual information regarding the Company or its business and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Commission.

Description of the Series D Convertible Preferred Stock

The terms of the Preferred Shares are as set forth in the Certificates of Designations of the Rights, Preferences and Limitations of the Series D Convertible Preferred Stock (the “Series D Certificate of Designation”). Each Preferred Share has a stated value of $1,050 per share (the “Stated Value”). The Preferred Shares do not accrue dividends.

Conversion Rights

Each Preferred Share is convertible at the option of the holder into a number of shares (“Conversion Shares”) of the Company’s Common Stock, determined by dividing the Stated Value by the Conversion Price (as defined below). The “Conversion Price” means the greater of (i) $0.2668 (the “Floor Price”) and (ii) 80% of the lowest closing bid price of the Common Stock during the five (5) trading days immediately prior to the date of conversion into Conversion Shares, but not greater than $2.00 per share (the “Maximum Price”). The Conversion Price is subject to adjustment in the event of issuances of Common Stock at a price per share lower than the Conversion Price then in effect, as well as upon customary stock splits, stock dividends, combinations or similar events.

Voting Rights

The holder of the Preferred Shares are entitled to vote with the Common Stock as a single class on an as-converted basis, subject to applicable law provisions of the Delaware General Corporation Law and Nasdaq, provided however, that for purposes of complying with Nasdaq regulations, the conversion price, for purposes of determining the number of votes the holder of Preferred Shares is entitled to cast, shall not be lower than $1.4175 (the “Voting Floor Price”), which represents the price calculated by dividing (i) the closing sale price of the Common Stock on the trading day immediately prior to the Execution Date, which was $1.35 by (ii) 1.05. The Voting Floor Price shall be adjusted for stock dividends, stock splits, stock combinations and other similar transactions.

Liquidation Rights

In the event of liquidation, dissolution, or winding up of the Company, the holder of the Preferred Shares have a preferential right to receive an amount in cash equal to the Stated Value per share of the Preferred Shares before any distribution to other classes of capital stock. If the assets are insufficient, the distribution will be prorated among the holder of the Preferred Shares. The remaining assets, if any, will then be distributed pro rata to the holders of outstanding Common Stock. Any transaction that constitutes a change of control transaction shall be deemed to be a liquidation under the Series D Certificate of Designation.

The foregoing descriptions of the Series D Certificate of Designation, the Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Agreement filed as Exhibit 10.1 hereto, the Registration Rights Agreement filed as Exhibit 10.2 hereto and the form of the Series D Certificate of Designation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 20, 2026, the Company notified Nasdaq that it was not in compliance with the majority independent board standard under Nasdaq Listing Rule 5605(b)(1) which requires listed companies to have a majority of the board of directors be comprised of “Independent Directors” (as defined in Nasdaq Listing Rule 5605(a)(2)) (the “Majority Independent Board Standard”). As previously disclosed by the Company in its Current Report on Form 8-K filed on July 21, 2026 with the Securities and Exchange Commission (the “Commission”), Lynne Fahey McGrath, M.P.H., Ph.D., a director of the Company, passed away on July 20, 2026. Prior to her passing, Dr. McGrath served as an Independent Director of the Board of Directors of the Company (the “Board”). The Board is currently comprised of six members, of which only three qualify as Independent Directors.

Following the Company’s notification to Nasdaq, the Company received a letter (the “Letter”) from Nasdaq on July 29, 2026 acknowledging the Company’s non-compliance with the Majority Independent Board Standard. The Letter further provided that, consistent with Listing Rule 5605(b)(1)(A), Nasdaq will provide the Company a cure period in order to regain compliance with the Majority Independent Board Standard. The cure period provides that the Company will have until the earlier of its next annual meeting of stockholders or July 20, 2027; provided, however, that if the Company’s next annual meeting of stockholders is held before January 18, 2027, then the Company must evidence compliance no later than January 18, 2027. The Letter has no immediate effect on the listing or trading of the Company’s common stock and the common stock will continue to trade on The Nasdaq Capital Market under the symbol “ALZN.”

The Board is evaluating options to achieve compliance within the cure period and while it expects to regain compliance with the Majority Independent Board Standard within the cure period, there can be no assurance that the Company will successfully regain compliance with the Majority Independent Board Standard within the cure period.

Forward-Looking Statements

This current report contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. Examples of forward-looking statements in this current report include, without limitation, statements regarding the Company’s intent or ability to regain compliance with the Majority Independent Board Standard. Forward-looking statements are statements that are not historical facts, nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks and uncertainties, and actual results may differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, without limitation, there can be no assurance that the Company will meet the Majority Independent Board Standard during the cure period or otherwise in the future, otherwise meet Nasdaq compliance standards, that Nasdaq will grant the Company any relief from delisting as necessary or whether the Company can agree to or ultimately meet applicable Nasdaq requirements for any such relief, and the other important factors described under the caption “Risk Factors” in the Form 10-K filed with the Commission on July 22, 2026 and its other filings with the Commission. Any forward-looking statement made by the Company in this current report is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 3.02. Series D Convertible Preferred Stock described in this Current Report on Form 8-K were offered and sold to the Purchaser in reliance upon exemption from the registration requirements under Section 4(a)(2) under the Securities Act of 1933.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change In Fiscal Year.

On July 31, 2026, the Company filed the Series D Certificate of Designation with the Secretary of State of the State of Delaware. The Series D Certificate of Designation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K, is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
3.1	Certificate of Designations of Preferences, Rights and Limitations of Series D Convertible Preferred Stock, filed with the Delaware Secretary of State on July 31, 2026.

10.1	Securities Purchase Agreement, dated July 31, 2026.

10.2	Registration Rights Agreement, dated July 31, 2026

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALZAMEND NEURO, INC.

Dated: August 3, 2026	/s/ Henry Nisser
Henry Nisser Executive Vice President and General Counsel

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